NATIXIS FUNDS

Supplement dated October 11, 2016 to the Prospectus dated February 1, 2016, as may be revised or supplemented from time to time, for the following funds.

Loomis Sayles Core Plus Bond Fund	Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Global Equity and Income Fund	Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Growth Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles High Income Fund	Loomis Sayles Value Fund

Effective immediately, within the subsection “Portfolio Holdings” under the section “More Information About the Funds’ Strategies” in the prospectus, the references to the Natixis Funds’ website have been updated for easier access to each Fund’s full portfolio holdings and top 10 holdings with the sentences being restated as follows:

In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds’ website at ngam.natixis.com/holdings.

In addition, a list of the Loomis Sayles Funds’ top 10 holdings as of the month end is generally available within 7 business days after the month end on the Funds’ website at ngam.natixis.com/performance.